STEIN ROE CAPITAL OPPORTUNITIES FUND


                        SEMIANNUAL REPORT o MARCH 31,2002





[logo: STEIN ROE MUTUAL FUNDS]

CONTENTS


From the President                                            1
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Performance Summary                                           2
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Portfolio Manager's Report                                    3
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Investment Portfolio                                          7
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Financial Statements                                          11
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Notes to Financial Statements                                 14
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Financial Highlights                                          22
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Transfer Agent                                                25
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NOT FDIC INSURED
MAY LOSS VALUE
NO BANK GUARANTEE


For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT

[photo of Keith T. Banks]

Dear Shareholder:

     In the six months since our last report, investors have witnessed a turnaround in the economy and the stock market. Over this period, the S&P 500(R) Index has managed to recover all of the ground that it lost in the wake of the events of September 11. Some of the sectors hurt most in the downturn of the third quarter, such as airlines and insurance stocks, bounced back strongly in the fourth quarter. Although volatility set in shortly after the beginning of the new year, many market sectors have continued to deliver strong gains.

     Small company stocks, in general, outperformed the stocks of large and mid-sized companies as conviction about the economy carried over to a segment that traditionally stands to gain when the overall business environment picks up.

     In the report that follows, your portfolio manager will talk about the events of the period and the fund's performance in greater detail. As always, we thank you for investing with Stein Roe funds.

     Sincerely,

     /s/ Keith T. Banks

     Keith T. Banks
     President
     Stein Roe Mutual Funds

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

PERFORMANCE SUMMARY


Average annual total return (%)
Period ended March 31, 2002

                               6-month
                            (cumulative)     1-year     5-year    10-year
-----------------------------------------------------------------------------
Stein Roe Capital
Opportunities Fund             23.67          1.23       5.37      10.22
-----------------------------------------------------------------------------
S&P MidCap
400 Index                      25.90          18.86      17.98     15.82
-----------------------------------------------------------------------------
Morningstar(R)
Mid-Cap Growth
Funds Category                 16.52          -1.99      9.64      10.32
-----------------------------------------------------------------------------


INVESTMENT COMPARISONS

Value of a $10,000 investment, March 31, 1992 to March 31, 2002

[line chart data]:

                                                                    Morningstar
                          Stein Roe Capital      S&P MidCap           Mid-Cap
                          Opportunities Fund      400 Index         Growth Funds
                                                                      Category

3/31/92                      $  10,000.0        $  10,000.0        $  10,000.0
                                 9,585.0            9,881.0            9,601.8
                                 9,749.9            9,974.9            9,629.2
                                 9,445.7            9,689.6            9,195.6
                                 9,834.8           10,170.2            9,542.3
                                 9,644.0            9,927.1            9,302.8
                                 9,779.0           10,066.1            9,518.7
                                10,079.3           10,306.7            9,916.0
                                10,755.6           10,882.8           10,637.0
                                10,782.5           11,247.4           10,959.9
                                11,062.8           11,388.0           11,154.0
                                10,503.0           11,228.6           10,681.8
                                10,893.8           11,615.9           11,065.0
                                10,443.8           11,311.6           10,686.7
                                11,410.9           11,827.4           11,336.5
                                11,563.8           11,886.6           11,443.0
                                11,784.7           11,864.0           11,487.9
                                12,463.5           12,354.0           12,120.6
                                13,104.1           12,484.9           12,522.1
                                13,367.5           12,526.1           12,610.6
                                13,125.6           12,249.3           12,201.3
                                13,750.4           12,817.6           12,717.3
                                13,801.2           13,116.3           13,055.0
                                13,831.6           12,930.0           13,001.5
3/94                            13,012.8           12,331.4           12,277.4
                                13,076.5           12,422.6           12,283.9
                                12,847.7           12,304.6           12,066.2
                                12,189.9           11,881.3           11,507.5
                                12,593.4           12,284.1           11,776.7
                                13,374.2           12,927.8           12,559.4
                                13,407.6           12,686.1           12,572.8
                                13,725.4           12,824.3           12,846.6
                                13,232.6           12,246.0           12,350.0
                                13,751.3           12,358.6           12,584.1
                                13,547.8           12,488.4           12,469.6
                                14,303.8           13,142.8           13,027.3
                                14,868.8           13,358.3           13,481.6
                                14,804.8           13,638.8           13,622.3
                                14,796.0           13,967.5           13,864.3
                                16,262.2           14,536.0           14,836.4
                                17,400.6           15,291.9           15,995.0
                                17,477.2           15,577.9           16,200.9
                                18,427.9           15,954.8           16,661.3
                                18,597.5           15,544.8           16,297.7
                                19,702.1           16,224.1           16,883.8
                                20,730.6           16,183.5           17,006.9
                                21,255.1           16,418.2           17,098.2
                                22,409.2           16,976.4           17,806.2
3/96                            23,599.2           17,180.1           18,143.0
                                25,996.8           17,704.1           19,407.2
                                27,356.5           17,943.1           20,152.6
                                26,842.2           17,674.0           19,380.1
                                23,717.7           16,477.5           17,605.9
                                25,271.3           17,428.2           18,695.9
                                27,563.4           18,188.1           19,969.2
                                26,052.9           18,240.8           19,542.7
                                25,964.3           19,267.8           20,225.7
                                24,962.1           19,289.0           20,101.5
                                26,055.4           20,012.3           20,818.2
                                23,621.9           19,848.2           19,786.4
                                20,380.9           19,002.7           18,524.4
                                20,843.6           19,494.9           18,666.5
                                23,765.8           21,198.7           20,691.1
                                24,733.1           21,794.4           21,559.1
                                25,621.0           23,952.0           23,255.3
                                24,714.1           23,923.3           23,196.5
                                25,841.0           25,298.9           24,858.1
                                24,846.1           24,198.4           23,602.5
                                25,042.4           24,556.5           23,419.8
                                26,499.9           25,509.3           23,688.7
                                26,118.3           25,024.6           23,337.8
                                28,320.1           27,096.7           25,386.2
3/98                            29,812.5           28,318.7           26,632.4
                                28,986.7           28,837.0           26,860.4
                                27,937.4           27,539.3           25,428.5
                                29,954.5           27,712.8           26,466.7
                                27,102.8           26,637.5           25,075.3
                                21,010.1           21,680.3           20,009.9
                                22,422.0           23,703.1           21,503.8
                                22,244.8           25,822.1           22,533.6
                                23,292.6           27,110.6           24,247.5
                                26,071.4           30,385.6           27,128.6
                                26,426.0           29,203.6           28,036.9
                                24,214.1           27,673.3           26,117.8
                                25,349.7           28,448.2           27,810.5
                                25,927.7           30,689.9           28,962.1
                                25,474.0           30,824.9           28,821.3
                                26,938.7           32,471.0           31,027.6
                                25,944.7           31,782.6           30,634.2
                                25,277.9           30,695.6           30,513.8
                                25,429.6           29,747.2           30,862.0
                                26,548.5           31,264.3           33,362.4
                                30,108.6           32,905.6           37,001.9
                                36,582.0           34,860.2           43,563.4
                                36,600.3           33,877.2           42,893.9
                                43,184.7           36,248.6           52,593.9
3/00                            43,003.3           39,282.6           50,956.1
                                38,733.1           37,911.6           46,236.6
                                35,901.7           37,437.7           42,835.4
                                39,254.9           37,988.1           48,283.6
                                40,106.7           38,588.3           46,566.7
                                43,808.6           42,898.6           52,554.7
                                42,266.5           42,606.9           50,846.1
                                39,443.1           41,162.5           47,327.6
                                31,830.6           38,054.7           38,857.4
                                32,454.5           40,965.9           41,457.7
                                34,317.4           41,879.4           42,269.0
                                29,512.9           39,488.1           36,312.9
                                26,142.6           36,554.2           32,264.7
                                28,628.7           40,586.1           36,366.9
                                28,892.1           41,531.7           36,417.8
                                28,510.7           41,365.6           36,148.3
                                26,731.7           40,749.3           34,195.6
                                24,820.3           39,416.8           31,755.0
                                21,402.6           34,513.3           27,189.6
                                21,976.2           36,038.8           28,867.5
                                24,246.3           38,720.1           31,278.2
                                25,633.2           40,718.1           32,442.1
                                25,394.8           40,502.2           31,418.8
                                24,856.4           40,554.9           29,795.7
3/31/02                         26,470.0           43,451.0           31,681.0


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on March 31, 1992, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of mid-cap stocks that differs from the composition of the fund. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index. Source: Liberty Funds Distributor Inc., Morningstar.

The fund's return is also compared to the average return of the funds included in the Morningstar Mid-Cap Growth Funds Category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.

PORTFOLIO MANAGER'S REPORT

Fund Commentary

COMMENTARY FROM RICHARD JOHNSON
PORTFOLIO MANAGER OF
STEIN ROE CAPITAL OPPORTUNITIES FUND


     During the six-month period ended March 31, 2002, the Stein Roe Capital Opportunities Fund gained 23.67%. In comparison, the fund's benchmark, the S&P MidCap 400 Index, returned 25.90%. The fund's peer group, the Morningstar Mid-Cap Growth Funds Category, returned 16.52% for the same period.

     The fund's underperformance relative to its benchmark is the result of an underweighting in technology stocks and relatively poor performance in the financial area. The fund made most of its gains in the first half of the period when the market rallied strongly. During the second half of the period, returns were relatively flat. We made no substantial changes to the fund's investments during the period.


--------------------------------------------------------------------------------
[text inset]:

Investment Objective and Strategy:

Stein Roe Capital Opportunities Fund seeks long-term growth by investing in the stocks of aggressive growth companies. An aggressive growth company has the ability to increase its earnings at an above-average rate.

Fund Inception:

March 31, 1969

Net Assets:

$294.3 million
--------------------------------------------------------------------------------


AN IMPROVING INVESTMENT ENVIRONMENT

     As investors anticipated an economic recovery in 2002, growth stocks, particularly technology shares, rallied strongly in the fourth quarter of 2001. Among growth stocks, investors preferred attractively priced small- and mid-cap stocks to more expensive large-caps. As the period progressed, it appeared that corporate profits would remain in the doldrums longer than had been expected. The lack of corporate profits raised concerns that valuations had reached unsustainable levels. Therefore, investors sold shares that had performed well, and the market rebound was cut short.

CONSUMER STOCKS AIDED PERFORMANCE

     Consumer discretionary stocks, which tend to do well during periods of economic recovery, accounted for the fund's biggest sector weighting and produced the strongest performance. While the broad consumer discretionary sector includes many different industries--restaurants, cruise lines, and hotels, for example--our focus on retailers provided the most benefit. Kohl's Corp. (4.2% of net assets) was the fund's strongest performer.1
     The fund also benefited from investments in companies related to the housing industry, which enjoyed robust growth despite a lackluster economy. One such company is Fastenal Co. (1.9% of net assets), which sells supplies to the building industry.


----------------------------------------------
[text inset]:

Top 10 Equity HoldingS (% of net assets)

Kohl's                                 4.2
Laboratory Corp. of America Holdings   3.3
Expeditors International of Washington 3.1
MGIC Investment                        2.9
Bed Bath & Beyond                      2.9
Harley-Davidson                        2.8
Investors Financial Services           2.6
Ambac Financial Group                  2.5
Univision Communications               2.5
Lexmark International                  2.4

Holdings are calculated as a percentage
of net assets. Since the fund is
actively managed, there can be no
guarantee the fund will continue to maintain
these holdings in the future.
----------------------------------------------


MIXED RESULTS FROM FINANCIAL AND TECHNOLOGY STOCKS

     For several months, the financial sector benefited from declining interest rates which resulted in a wave of mortgage refinancings. As the economic recovery took hold, investors began selling mortgage-related financial shares because they grew concerned that interest rates might rise and end the mortgage refinancing cycle. Therefore, investments in MGIC Investment Corp.(2.9% of net assets) and Fidelity National Financial, Inc. (1.1% of net assets) detracted from performance.


1 Holdings are disclosed as of March 31, 2002 and are subject to change.

     Since the fund's exposure to the technology sector was relatively small, it did not take full advantage of the run-up in technology shares early in the period. While some technology stocks, such as Microchip Technology, Inc. (1.4% of net assets) and Mercury Interactive Corp. (1.3% of net assets) aided performance; others, such as TriQuint Semiconductor, Inc. dampened performance. We eliminated TriQuint Semiconductor, Inc. at the end of the period.

LOOKING TOWARD RECOVERY

     Because we believe an accelerating economy should result in increased capital spending and corporate profits later this year and into next year, we have begun to position the fund to take advantage of the opportunities created by higher spending. For example, we have started to reduce the fund's commitment to consumer discretionary stocks and have invested in sectors such as business and consumer services, which should benefit from increased business activity. In addition, we are evaluating our technology strategy in anticipation of a pick-up in information technology spending later in 2002. We are also maintaining a core of stable growth companies, those that we believe have the potential to produce consistent earnings in virtually any economic environment.


-----------------------------------------------------
[text inset]:

Equity Portfolio Highlights as of 3/31/02

                                     S&P MidCap 400
                         Portfolio        Index

Number of Holdings          58             400

Dollar Weighted
   Median Market
   Capitalization ($mil)   5,074          2,733
-----------------------------------------------------


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of March 31, 2002 and are subject to change. The S&P MidCap 400 Index is an unmanaged index that tracks the performance of middle-capitalization US stocks. It is not available for direct investment.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Mid-cap stocks can present special risks including greater price volatility than stocks of larger, more established companies.

Portfolio Asset Allocation (% of net assets)


[pie chart data]:

Bonds & Notes,
Cash Equivalents & Others            3.5
Equities                            96.5


Economic Sector Breakdown as of 3/31/02

    Equity Portfolio
    (% of net assets)
---------------------

[bar chart data]:

Consumer discretionary              33.0
Information technology              20.6
Financials                          16.2
Health care                         11.0
Industrials                         10.1


Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain this breakdown in the future.

INVESTMENT PORTFOLIO

INVESTMENT PORTFOLIO
--------------------
MARCH 31, 2002  (UNAUDITED)

Common Stocks - 96.5%                                SHARES          VALUE

CONSUMER DISCRETIONARY - 33.0%
   Automobile & Components - 3.3%
   Auto Parts & Equipment - 0.5%
   Gentex Corp. (a).........................         52,900    $ 1,567,427
                                                              --------------

   Motorcycle Manufacturers - 2.8%
   Harley-Davidson, Inc.  ..................        150,000      8,269,500
                                                              --------------

   Hotels, Restaurants & Leisure - 8.6%
   Hotels - 2.5%
   Extended Stay America, Inc. (a)..........        125,000      2,175,000
   Four Seasons Hotels, Inc. ...............        100,000      5,328,000
                                                              --------------
                                                                 7,503,000
                                                              --------------
   Leisure Facilities - 3.5%
   Carnival Corp. ..........................        150,000      4,897,500
   International Speedway Corp., Class A  ..        118,300      5,406,310
                                                              --------------
                                                                10,303,810
                                                              --------------
   Restaurants - 2.6%
   Brinker International, Inc. (a)..........        150,000      4,861,500
   Buca, Inc. (a)...........................        150,000      2,725,500
                                                              --------------
                                                                 7,587,000
                                                              --------------
   Media - 9.0%
   Broadcasting & Cable - 6.5%
   Cox Radio, Inc., Class A (a).............        175,000      4,970,000
   Hispanic Broadcasting Corp. (a) .........        167,600      4,880,512
   Univision Communications, Inc.,
     Class A (a)............................        175,000      7,350,000
   XM Satellite Radio Holdings, Inc.,
     Class A (a)............................        150,000      2,065,500
                                                              --------------
                                                                19,266,012
                                                              --------------
   Publishing & Printing - 2.5%
   Belo Corp., Class A .....................         75,000      1,743,750
   Tribune Co. .............................        125,000      5,682,500
                                                              --------------
                                                                 7,426,250
                                                              --------------
   Retailing - 12.1%
   Computer & Electronics Retail  - 1.2%
   Electronics Boutique Holdings Corp. (a)..        100,000      3,453,000
                                                              --------------

   Department Stores - 4.2%
   Kohl's Corp. (a).........................        175,000     12,451,250
                                                              --------------

   General Merchandise Stores - 1.7%
   Family Dollar Stores, Inc................        150,000      5,026,500
                                                              --------------


See notes to investment portfolio.

                                                     SHARES          VALUE

   Specialty Stores - 5.0%
   Bed Bath & Beyond, Inc. (a)..............        250,000    $ 8,437,500
   Tiffany & Co. ...........................        175,000      6,221,250
                                                              --------------
                                                                14,658,750
                                                              --------------

CONSUMER STAPLES - 2.0%
   Household & Personal Products - 2.0%
   Personal Products - 2.0%
   Steiner Leisure Ltd. (a).................        275,000      5,929,000
                                                              --------------

ENERGY - 3.6%
   Oil & Gas Exploration & Products - 3.6%
   Apache Corp.  ...........................        100,000      5,688,000
   Devon Energy Corp.  .....................        100,000      4,827,000
                                                              --------------
                                                                10,515,000
                                                              --------------

FINANCIALS - 16.2%
   Diversified Financials - 8.7%
   Ambac Financial Group, Inc. .............        125,000      7,383,750
   Federated Investors, Inc., Class B  .....        150,000      4,852,500
   Investors Financial Services Corp. ......        100,000      7,605,000
   Moody's Corp. ...........................         55,400      2,276,940
   Raymond James Financial, Inc. ...........        100,000      3,423,000
                                                              --------------
                                                                25,541,190
                                                              --------------
   Insurance - 7.5%
   Insurance Brokers - 1.7%
   Arthur J. Gallagher & Co.................        150,000      4,915,500
                                                              --------------

   Property & Casualty Insurance - 5.8%
   Everest Re Group Ltd. ...................         75,000      5,200,500
   Fidelity National Financial, Inc.  ......        125,000      3,296,250
   MGIC Investment Corp.  ..................        125,000      8,553,750
                                                              --------------
                                                                17,050,500
                                                              --------------

HEALTH CARE - 11.0%
   Health Care Equipment & Services - 6.3%
   Health Care Distributors & Services - 5.6%
   AmerisourceBergen Corp. .................        100,000      6,830,000
   Laboratory Corp. of America Holdings (a).        100,000      9,586,000
                                                              --------------
                                                                16,416,000
                                                              --------------
   Managed Health Care - 0.7%
   Caremark Rx, Inc. (a)....................        100,000      1,950,000
                                                              --------------

   Pharmaceuticals & Biotechnology - 4.7%
   Biotechnology - 3.2%
   Gilead Sciences, Inc. (a)................        125,000      4,498,750
   IDEC Pharmaceuticals Corp. (a)...........         75,000      4,822,500
                                                              --------------
                                                                 9,321,250
                                                              --------------


See notes to investment portfolio.

                                                     SHARES          VALUE

   Pharmaceuticals - 1.5%
   King Pharmaceuticals, Inc. (a)...........        125,000    $ 4,376,250
                                                              --------------

INDUSTRIALS - 10.1%
   Capital Goods - 3.3%
   Aerospace & Defense - 1.4%
   InVision Technologies, Inc. (a)..........        100,000      4,020,000
                                                              --------------

   Trading Companies & Distributors - 1.9%
   Fastenal Co.  ...........................         75,000      5,649,000
                                                              --------------

   Commercial Services & Supplies  - 3.7%
   Diversified Commercial Services - 3.7%
   Corporate Executive Board Co. (a)........        150,000      5,626,650
   Education Management Corp. (a)...........        125,000      5,271,250
                                                              --------------
                                                                10,897,900
                                                              --------------
   Transportation - 3.1%
   Air Freight & Couriers - 3.1%
   Expeditors International of
     Washington, Inc. ......................        150,000      9,150,000
                                                              --------------

INFORMATION TECHNOLOGY - 20.6%
   Software & Services - 7.1%
   Application Software - 5.2%
   Activision, Inc. (a).....................        100,000      2,983,000
   Electronic Arts, Inc. (a)................         99,700      6,061,760
   Mercury Interactive Corp. (a)............        100,000      3,765,000
   Rational Software Corp. (a)..............        149,800      2,371,334
                                                              --------------
                                                                15,181,094
                                                              --------------
   Internet Software & Services - 0.8%
   Internet Security Systems, Inc. (a)......        100,000      2,285,000
                                                              --------------

   Information Technology
     Consulting & Services - 1.1%
   SunGard Data Systems, Inc. (a)...........        100,000      3,297,000
                                                              --------------

   Technology Hardware & Equipment - 13.5%
   Computer Storage & Peripherals - 2.4%
   Lexmark International, Inc. (a)..........        125,000      7,147,500
                                                              --------------

   Electronic Equipment & Instruments  - 5.1%
   Flextronics International Ltd. (a).......        200,000      3,650,000
   Ingram Micro, Inc., Class A (a)..........        125,000      2,068,750
   Jabil Circuit, Inc. (a)..................        150,000      3,529,500
   Mettler-Toledo International, Inc. (a)...        125,000      5,657,500
                                                              --------------
                                                                14,905,750
                                                              --------------
   Semiconductor Equipment - 0.9%
   LTX Corp. (a)............................        100,000      2,719,000
                                                              --------------


See notes to investment portfolio.

                                                     SHARES          VALUE

   Semiconductors - 5.1%
   Altera Corp. (a).........................        200,000   $  4,374,000
   Intersil Corp., Class A (a)..............        100,000      2,835,000
   Microchip Technology, Inc. (a)...........        100,000      4,183,000
   QLogic Corp. (a).........................         75,000      3,714,000
                                                              --------------
                                                                15,106,000
                                                              --------------
TOTAL COMMON STOCKS
   (cost of $246,380,271)...................                   283,885,433
                                                              --------------

BONDS & NOTES - 0.7%                                 Par
U.S. GOVERNMENT OBLIGATIONS - 0.7%
   U.S. Treasury Notes, 7.50%, 05/15/02
     (cost of $2,037,813)...................     $2,000,000      2,037,813
                                                              --------------

SHORT-TERM OBLIGATION - 3.9%
COMMERCIAL PAPER - 3.9%
   UBS Financial, 1.85%, 04/01/02 (b)
     (cost of $11,580,000)..................     11,580,000     11,580,000
                                                              --------------

TOTAL INVESTMENTS - 101.1%
   (cost of $259,998,084) (c)...............                   297,503,246
                                                              --------------

Other Assets & Liabilities, Net - (1.1)%....                    (3,229,751)
                                                              --------------

Net Assets - 100.0%.........................                  $294,273,495
                                                              ==============

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)  Non-income producing.
(b)  Rate represents yield at time of purchase.
(c) Cost for both financial statement and federal income tax purposes is the same.



See notes to financial statements.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
MARCH 31, 2002 (UNAUDITED)

Assets:
Investments, at cost....................................... $259,998,084
                                                           -------------
Investments, at value.....................................  $297,503,246
Cash.......................................................        2,132
Receivable for:
   Investments sold........................................      827,614
   Fund shares sold........................................       55,366
   Interest................................................       56,768
   Dividends...............................................       55,250
Deferred Trustees' compensation plan.......................        1,361
Other assets...............................................          249
                                                           -------------
   Total Assets............................................  298,501,986
                                                           -------------

Liabilities:
Payable for:
   Investments purchased...................................    3,775,248
   Fund shares repurchased.................................      194,435
   Management fee..........................................      186,448
   Administration fee......................................       37,309
   Transfer agent fee......................................       18,540
   Bookkeeping fee.........................................        8,591
   Trustees' fee...........................................        1,516
Deferred Trustees' fee.....................................        1,361
Other liabilities..........................................        5,043
                                                           -------------
   Total Liabilities.......................................    4,228,491
                                                           -------------
Net Assets................................................. $294,273,495
                                                           =============

Composition of Net Assets:
Paid-in capital............................................ $279,491,439
Accumulated net investment loss............................   (1,178,165)
Accumulated net realized loss..............................  (21,544,941)
Net unrealized appreciation on investments.................   37,505,162
                                                           -------------
Net Assets................................................. $294,273,495
                                                           =============

Class A:
Net assets.................................................    $   1,212
Shares outstanding.........................................           55
                                                           -------------
Net asset value and redemption price per share.............    $   22.04(a)
                                                           =============
Maximum offering price per share ($22.04/0.9425)...........    $   23.38(b)
                                                           =============

Class S:
Net assets................................................. $294,272,283
Shares outstanding.........................................   13,285,679
                                                           -------------
Net asset value, offering and redemption price per share...    $   22.15
                                                           =============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.

STATEMENT OF OPERATIONS
-----------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

Investment Income:
Dividends..................................................   $  359,674
Interest...................................................      127,288
                                                           --------------
   Total Investment Income (net of foreign tax
     withheld of $644).....................................      486,962

Expenses:
Management fee.............................................    1,058,103
Administration fee.........................................      211,621
Distribution fee - Class A.................................           --(a)
Service fee - Class A......................................            2
Bookkeeping fee............................................       55,146
Transfer agent fee.........................................      253,059
Trustees' fee..............................................        7,318
Other expenses.............................................       80,757
                                                           --------------
   Total Operating Expenses................................    1,666,006
Fees waived by Distributor - Class A.......................           --(a)
Custody earnings credit....................................       (2,523)
                                                           --------------
   Net Operating Expenses..................................    1,663,483
Interest expense...........................................          224
                                                           --------------
   Net Expenses............................................    1,663,707
                                                           --------------
Net Investment Loss........................................   (1,176,745)
                                                           --------------

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency:
Net realized gain on:
   Investments.............................................    1,480,432
   Foreign currency transactions...........................            8
                                                           --------------
     Net realized gain.....................................    1,480,440
                                                           --------------
Net change in unrealized appreciation/depreciation on:
   Investments.............................................   58,729,705
   Foreign currency translations...........................          175
                                                           --------------
     Net change in unrealized appreciation/depreciation....   58,729,880
                                                           --------------
Net Gain...................................................   60,210,320
                                                           --------------
Net Increase in Net Assets from Operations................. $ 59,033,575
                                                           --------------
(a)  Rounds to less than $1.


See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                           (UNAUDITED)
                                         SIX MONTHS ENDED    YEAR ENDED
                                             MARCH 31,     SEPTEMBER 30,
Increase (Decrease) in Net Assets             2002             2001
                                        ----------------   -------------
Operations:
Net investment loss.....................  $   (1,176,745)  $  (3,202,686)
Net realized gain (loss) on investments and
   foreign currency.....................       1,480,440     (22,427,618)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency..      58,729,880    (243,150,210)
                                        ----------------   -------------
   Net Increase (Decrease) from
     Operations.........................      59,033,575    (268,780,514)
                                        ----------------   -------------
Distributions Declared to Shareholders:
From net realized capital gains:
   Class A..............................              --            (141)
   Class S..............................              --     (73,355,611)
In excess of net realized capital gains:
   Class S..............................              --         (52,113)
                                        ----------------   -------------
Total Distributions Declared
     to Shareholders...................               --     (73,407,865)
                                        ----------------   -------------
Share Transactions:
Class A:
   Subscriptions........................             471           1,193
   Distributions reinvested.............              --             141
   Redemptions..........................            (666)             --
                                        ----------------   -------------
      Net Increase (Decrease)...........            (195)          1,334
                                        ----------------   -------------
Class S:
   Subscriptions........................      46,922,307     280,922,404
   Distributions reinvested.............              --      68,874,396
   Redemptions..........................     (68,128,576)   (315,247,817)
                                        ----------------   -------------
      Net Increase (Decrease)...........     (21,206,269)     34,548,983
                                        ----------------   -------------
Net Increase (Decrease) from
   Share Transactions...................     (21,206,464)     34,550,317
                                        ----------------   -------------
Total Increase (Decrease) in Net Assets.      37,827,111    (307,638,062)

Net Assets:
Beginning of period.....................     256,446,384     564,084,446
                                        ----------------   -------------
End of period (including accumulated net
   investment loss of $(1,178,165) and
   $(1,420), respectively)..............   $ 294,273,495   $ 256,446,384
                                        ================   =============
Changes in Shares :
Class A:
   Subscriptions........................              24              32
   Issued for distributions reinvested..              --               5
   Redemptions..........................             (31)             --
                                        ----------------   -------------
      Net Increase (Decrease)...........              (7)             37
                                        ----------------   -------------
Class S:
   Subscriptions........................       2,288,804       9,912,468
   Issued for distributions reinvested..              --       2,414,127
   Redemptions..........................      (3,323,902)    (11,359,592)
                                        ----------------   -------------
      Net Increase (Decrease)...........      (1,035,098)        967,003
                                        ----------------   -------------


See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2002 (UNAUDITED)



NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

     Stein Roe Capital Opportunities Fund, Class S and Liberty Capital Opportunities Fund, Class A (collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund offers two classes of shares: Class A and Class S. Class S shares are offered continuously at net asset value. Class A shares has its own sales charge and expense structure, please refer to the Fund's Class A prospectus and semiannual report for more information on Class A shares. The financial highlights for Class A are presented in a separate semiannual report.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

     Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

     Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

     Security transactions are accounted for on the date the securities are purchased, sold or mature.

     Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

     All income, expenses (other than Class A 12b-1 service and distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

     The per share data was calculated using the average shares outstanding during the period.

FEDERAL INCOME TAXES:

     Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

     At September 30, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

Year of              Capital Loss
Expiration           Carryforward
----------           ------------
2009                  $5,340,814

     Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.
      Additionally, $15,815,990 of net capital losses attributable to security transactions incurred after October 31, 2000, are treated as arising on October 1, 2001, the first day of the Fund's current taxable year.

DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions to shareholders are recorded on the ex-date.
     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER:

     Interest income is recorded daily on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty exists, income on securities is net of all tax withholdings with any rebates recorded when received.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

     Stein Roe & Farnham Incorporated (the "Advisor") is the investment advisor of the Fund and receives a monthly fee as follows:

Average Daily Net Assets                 Annual Fee Rate
--------------------------------------------------------
   First $500 million                         0.75%
   Next $500 million                          0.70%
   Next $500 million                          0.65%
   Over $1.5 billion                          0.60%

     On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:

     The Advisor also provides accounting and other services for a monthly fee as follows:

Average Daily Net Assets                 Annual Fee Rate
--------------------------------------------------------
   First $500 million                        0.150%
   Next $500 million                         0.125%
   Over $1 billion                           0.100%

BOOKKEEPING FEE:

     The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

     Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

     Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter.

     The Fund has adopted a 12b-1 plan (the "Plan") which requires it to pay the Distributor a service fee on Class A net assets. The fee structure for the Plan is defined in the Class A prospectus.

OTHER:

     The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.
     The Fund has an agreement with its custodian bank under which $2,523 of custody fees were reduced by balance credits for the six months ended March 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

     For the six months ended March 31, 2002, purchases and sales of investments, other than short-term obligations, were $165,848,768 and $194,367,549, respectively.

     Unrealized appreciation (depreciation) at March 31, 2002, based on cost of investments for both financial statement and federal income tax purposes was:

           Gross unrealized appreciation   $ 43,053,365
           Gross unrealized depreciation     (5,548,203)
                                           ------------
           Net unrealized appreciation     $ 37,505,162
                                           ============

OTHER:

     The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

     The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes.
The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

     Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contracts is closed or expires. As of March 31, 2002, the Fund did not have any open futures contracts.

NOTE 4. LINE OF CREDIT

     The Trust and SR&F Base Trust (collectively the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire line of credit at any particular time. During the six months ended March 31, 2002, the Fund had borrowings of $3,000,000 at 2.6875%.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

     For the six months ended March 31, 2002, the Fund used AlphaTrade Inc., a wholly-owned subsidiary of Colonial Management Associates, Inc., an affiliate of the Advisor, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $16,220.

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21

FINANCIAL HIGHLIGHTS



STEIN ROE CAPITAL OPPORTUNITIES FUND
Selected data for a share outstanding throughout each period is as follows:

CLASS S SHARES:                              (UNAUDITED)
                                             SIX MONTHS
                                                   ENDED                              YEAR ENDED SEPTEMBER 30,
                                                MARCH 31,   ------------------------------------------------------------------------
                                                   2002               2001           2000          1999          1998          1997
                                            ------------    -------------- -------------- ------------- ------------- --------------
Net Asset Value, Beginning of Period         $    17.91       $     42.24    $     28.64   $     25.25    $    29.10   $      31.04
                                            ------------    -------------- -------------- ------------- ------------- --------------
Income From Investment Operations:
Net investment loss (a)                           (0.09)            (0.22)         (0.34)        (0.17)        (0.25)         (0.17)
Net realized and unrealized gain (loss)
    on investments
and foreign currency                               4.33            (18.57)         17.93          3.56         (3.60)         (1.77)
                                            ------------    -------------- -------------- ------------- ------------- --------------
   Total from Investment Operations                4.24            (18.79)         17.59          3.39         (3.85)         (1.94)
                                            ------------    -------------- -------------- ------------- ------------- --------------
Less Distributions Declared to Shareholders:
From net realized gains                              --             (5.54)         (3.99)           --            --             --
In excess of net realized gains                      --                --(b)          --            --            --             --
                                            ------------    -------------- -------------- ------------- ------------- --------------
   Total Distributions Declared
     to Shareholders                                 --             (5.54)         (3.99)           --            --             --
                                            ------------    -------------- -------------- ------------- ------------- --------------

Net Asset Value, End of Period               $    22.15       $     17.91   $      42.24   $     28.64   $     25.25   $      29.10
                                            ============    ============== ============== ============= ============= ==============
Total return (c)                                 23.67%(d)       (49.37)%         66.20%        13.43%       (13.23)%        (6.25)%
                                            ============    ============== ============== ============= ============= ==============

Ratios to Average Net Assets:
Expenses (e)                                      1.17%(f)          1.21%          1.19%         1.19%(g)      1.20%          1.17%
Net investment loss (e)                         (0.83)%(f)         (0.84)%        (0.90)%       (0.72)%(g)    (0.72)%        (0.69)%
Portfolio turnover rate                             60%(d)           164%           119%           88%           47%            35%
Net assets, end of period (000's)            $  294,272       $   256,445    $   564,083   $   411,347   $   681,133    $ 1,110,642

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Rounds to less than $0.01.
(c)  Total return at net asset value assuming all distributions reinvested.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f)  Annualized.
(g) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of twelve basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflects the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.



22-23 [SPREAD]

                                           This page intentionally left blank

TRANSFER AGENT


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Stein Roe Capital Opportunities Fund is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081

PLEASE MAKE A NOTE OF OUR NEW MAILING ADDRESS, EFFECTIVE IMMEDIATELY.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-338-2550 and additional reports will be sent to you.


Semiannual Report:
Stein Roe Capital Opportunities Fund

[LOGO: STEIN ROE MUTUAL FUNDS]

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621
800-338-2550


S33-03/363J-0302 (05/02)
02/763